                                                                   Exhibit 10.36

             AGREEMENT FOR SALE OF REAL ESTATE TO CONTRACT DEALER

Sale of Facility No.:  05972
Dated (for identification): September 2, 1999
                            -----------

     This Agreement for Sale of Real Estate to Contract Deafer (this "Agreement") is entered into by LLO-GAS, INC., a Delaware corporation ("Buyer"), and ATLANTIC RICHFIELD COMPANY, a Delaware corporation ("Seller").

                                    RECITALS
                                    --------

     A. Seller owns the land and improvements that are included in the Real Estate (as defined in Section 1). Prestige Stations, Inc. ("PSI"), a Delaware corporation and a wholly owned subsidiary of Seller, operates an ARCO retail gasoline station and am/pm mini market at the Real Estate.

     B. Seller wishes to sell to Buyer, and Buyer wishes to buy from Seller, the Real Estate.

     C. At the same time that Buyer and Seller sign this Agreement, Buyer and PSI will sign an Agreement for Sale of Business to Contract Dealer (the "Business Agreement") for Buyer's purchase of PSI's interest in certain assets that PSI uses in connection with the operation of the business at the Real Estate.

     D. Buyer and Seller intend to transfer ownership of the Real Estate on the day that Buyer becomes the owner of the assets covered by the Business Agreement.

     E. At the same time that Buyer and Seller sign this Agreement, Buyer and Seller will sign five Agreements for Sale of Real Estate to Contract Dealer (the "Companion Real Estate Agreements") for Buyer's purchase of the Companion Real Estate (as defined in Section 1).

     F. At the same time that Buyer and Seller sign this Agreement, Buyer and PSI will sign five Agreements for Sale of Business to Contract Dealer (the "Companion Business Agreements") for Buyer's purchase of PSI's interest in certain assets that PSI uses in connection with the operation of the businesses at the Companion Real Estate.

                                   AGREEMENT
                                   ---------

     THEREFORE, Buyer and Seller agree as follows:

         1.   Basic Provisions.
              ----------------

Seller's Information:      Atlantic Richfield Company
                           4 Centerpointe Drive, LPR 6-184
                           La Palma, California 90623-1066
                           Attn: Gary Simning
                                 Assistant Vice President

                           Telephone:  (714) 670-5393
                           Facsimile:  (714) 670-5439

                           Taxpayer LD. No.:  23-0371610

Buyer's Information:       LLO-Gas, Inc.
                           23805 Stuart Ranch Road, Suite 265
                           Malibu, California 90265
                           Attn:  John D. Castellucci

                    Telephone:  (310) 456-8494
                    Facsimile:  (310) 456-6094

                    Taxpayer I.D. No.: 77-0489023

Real Estate:

     The Real Estate is the real property legally described in the attached Exhibit "A". Seller's interest in the Real Estate is a fee interest in the entirety of the Real Estate, except as otherwise stated in Exhibit "A". Seller's interest includes the ownership of the improvements that are located on or under the land that Seller owns in fee, including without limitation underground storage tanks and gasoline pipelines. The principal parcel of land included in the Real Estate is commonly known as:

     Street Address:         64200 20th Street
     City, State, ZIP Code:  North Palm Springs, California 92258
     County:                 Riverside

Companion Real Estate: The Companion Real Estate is the real property at the locations (other than the location of the Real Estate) described in the attached Exhibit "B".

Deposit:              $20,000.00 by Buyer's check payable to Escrow Holder

Purchase Price:       $800,000.00

Closing Date:         October 27, 1999

Title Company:        Old Republic Title Company
                      101 East Glenoaks Boulevard
                      Glendale, California 91209
                      Attn: Michael Stinger

                      Telephone: (800) 228-4853
                      Facsimile: (818) 543-6570

Escrow Holder:        Citywide Escrow Services, Inc.
                      12501 Seal Beach Boulevard, Suite 130
                      Seal Beach, California 90740
                      Attn: Patricia Cusick
                      Escrow Officer

                      Telephone:  (562) 799-1490
                      Facsimile:  (562) 799-1494

                      Escrow No.:  [ILLEGIBLE NO.]
                                   ---------------
                      (To be completed by Escrow Holder)

     2.  Purchase and Sale.  Seller agrees to sell to Buyer, and Buyer agrees to
         -----------------
buy from Seller, the Real Estate. The purchase and sale (the "Transaction") will be on the terms set forth in this Agreement.

     3.  Acceptance by Buyer.  To accept this Agreement, Buyer must deliver the
         -------------------
following items to Seller within 10 business days after Buyer receives this
Agreement: (i) This Agreement signed by Buyer, (ii) Buyer's check payable to Escrow Holder as named in Section 1 in the amount of the Deposit as set forth in
Section 1, and (iii) written proof that Buyer has, or will have, sufficient funds to complete the Transaction. This proof must consist of evidence showing that (i) Buyer has sufficient cash or other liquid assets to complete the Transaction or (ii) Buyer has submitted to an institutional lender a fully completed application for a loan in an amount sufficient to complete the Transaction. Buyer must deliver these items to Seller at the same time that Buyer delivers to PSI the items required by Section 3 of the Business Agreement.

     4.  The Deed; Mineral Reservation.  Seller shall convey the Real Estate to
         -----------------------------
Buyer by a Corporation Grant Deed (the "Deed"). In the Deed, Seller will reserve the rights, below the depth of 500 feet, to minerals and oil, gas, and other hydrocarbon substances in and under the land being sold, but without the right of surface entry.

     5.  Purchase Price.
         --------------

          5.1  Amount.  The Purchase Price for the Real Estate is the amount set
               ------
forth in Section 1.

          5.2  Payment.  Subject to the collection of Buyer's check for the
               -------
Deposit, Escrow Holder shall credit the Deposit to the Purchase Price. Buyer shall pay the balance of the Purchase Price in cash or immediately available funds at closing.

     6.  Escrow and Closing.
         ------------------

          6.1  Escrow.  Closing will occur through an escrow (the "Escrow") at
               ------
Escrow Holder's office. After Buyer and Seller have signed this Agreement, Seller shall deliver a fully signed original of this Agreement and the check for the Deposit to Escrow Holder. Escrow will be considered opened on the date that Escrow Holder signs this Agreement. This Agreement constitutes joint escrow instructions to Escrow Holder. Buyer and Seller shall do all that is reasonably necessary to close the Escrow.

          6.2  Closing Date.  The Escrow will close on or before the Closing
               ------------
Date as set forth in Section 1, unless the Closing Date is delayed in accordance with other provisions of this Agreement.

          6.3  Closing Conditions.  Each party's obligation to complete the
               ------------------
Transaction is contingent on the satisfaction of the following conditions, unless that party waives the condition before Escrow closes:

          (a)  Related Transactions Ready to Close.  For each of the
               -----------------------------------
               transactions under the Business Agreement, the Companion Real Estate Agreements, and the Companion Business Agreements, Seller has confirmed that (i) Seller is ready and committed to close those transactions or (ii) if the transaction is being handled through an escrow, Seller has received notice from the escrow holder that the escrow holder is ready and committed to close the escrow.

          (b) Other Closing Conditions. All closing conditions for that party's benefit contained in provisions of this Agreement other than this
               Section 6.3 have been satisfied, or will be satisfied as a part of the closing.

          (c) Other Party's Obligations. atq ions. The other party has performed all its obligations under this Agreement to be performed before the closing, or will perform those obligations as a part of the closing.

     7.  Delivery of Documents and Funds.
         -------------------------------

          7.1  Deliveries by Seller.  At or before the closing, Seller shall
               --------------------
deliver to Escrow Holder the following:

          (a)  Deed.  The Deed, signed and acknowledged by Seller;
               ----

          (b)  Memorandum of Contract Dealer Gasoline Agreement.  The Memorandum
               ------------------------------------------------
               of Contract Dealer Gasoline Agreement (the "Memorandum") referred to in Section 6.3(c) of the Business Agreement, signed and acknowledged by Seller, through its division ARCO Products Company;

          (c)  Withholding Certifications.  (i) A Certification of Non-Foreign
               --------------------------
               Person Status with respect to Seller's exemption from federal income tax withholding in connection with the Transaction and
               (ii) a comparable certification with respect to Seller's exemption from state income tax withholding in connection with the Transaction, if the state in which the Real Estate is located imposes a withholding requirement on Buyer for income tax that Seller might owe to the state in connection with the Transaction, each of which certifications must meet the requirements of applicable laws and regulations and must be signed by Seller; and

          (d)  Other Documents.  All other instruments and documents reasonably
               ---------------
               required to complete the Transaction.

          7.2  Deliveries by Buyer.  At or before the closing, Buyer shall
               -------------------
deliver to Escrow Holder the following:

          (a)  Memorandum.  The Memorandum; signed and acknowledged by Buyer;
               ----------

          (b)  Right of First Refusal Agreement.  The Right of (as defined in
               --------------------------------
               Section 14), signed and First Refusal Agreement acknowledged by Buyer;

          (c)  Environmental Declaration. The Environmental Declaration (as
               -------------------------
               defined in Section 12), signed and acknowledged by Buyer;

          (d)  Cash.  Cash or immediately available funds to pay Purchase Price
               ----
               and Buyer's share of closing the balance of the costs and prorations; and

          (e)  Other Documents and Funds.  All other funds reasonably required
               -------------------------
               to complete the instruments, documents, and Transaction.

          7.3  Recording.  As part of the close of Escrow, Escrow Holder shall
               ---------
record the following documents in the Official Records of the County, in the following order: The Deed, the Memorandum, the Right of Refusal Agreement, the Option Agreement, and the Environmental Declaration. These documents must be recorded before any documents benefiting any lender or other third party are recorded.

     8.  Possession.  Upon the close of Escrow, Seller shall deliver vacant
         ----------
possession of the Real Estate to Buyer, subject to Seller's rights under the Environmental Declaration.

     9.  Title.
         -----

          9.1  Title Policy.  Buyer will not be required to complete the
               ------------
Transaction unless the Title Company as named in Section 1 is committed to issue an ALTA Standard Coverage Owner's Policy of Title Insurance (the "Title Policy") insuring Buyer in the amount of the Purchase Price upon the close of Escrow. The Title Policy must insure Buyer's title to the Real Estate subject to only (i) the standard exclusions and exceptions of the policy form, (ii) nondelinquent taxes and assessments, and (iii) the Permitted Exceptions (as defined in Section 9.2).

          9.2  Title Review and Approval.  Seller shall cause the Title Company
               -------------------------
to issue to Buyer a preliminary title report (or a commitment for title insurance, if the Real Estate is located in a state where title insurers do not issue preliminary title reports) (in either case, the "Report") covering the condition of title to the Real Estate. Unless Buyer gives Seller written notice, within ten days after receiving the Report, objecting to matters shown in the Report, Buyer will be considered to have approved the condition of title as shown in the Report. If Buyer so objects to any matter (each, a "Disapproved Matter") shown in the Report, Seller will have 30 days after receiving Buyer's written objection in which to remove the Disapproved Matter from record title or to obtain the Title Company's agreement to issue an appropriate endorsement to the Title Policy. If Seller is unable or unwilling to remove the Disapproved Matter from record title or to obtain the Title Company's agreement, Seller may terminate this Agreement by giving a termination notice to Buyer and Escrow Holder within the 30-day period. If Seller so terminates this Agreement, Seller shall pay all escrow and title cancellation charges; Escrow Holder shall return the Deposit to Buyer; and neither party will have any further obligation to the other under this Agreement. The term "Permitted Exception" means each matter shown in the Report that (i) is not a Disapproved Matter or (ii) is a Disapproved Matter for which Seller has obtained the Title Company's agreement to issue an appropriate endorsement to the Title Policy.

          9.3  Vesting of Title.  At least 30 days before the Closing Date,
               ----------------
Buyer shall notify Seller and Escrow Holder how title to the Real Estate will vest. If Buyer fails to so notify them, title will vest in Buyer as stated in the first sentence of this Agreement.

          9.4  Copy of Title Policy to Seller and Its Attorney.  Within 15 days
               -----------------------------------------------
after Escrow closes, Escrow Holder shall mail a photocopy of the Title Policy to Seller and Seller's attorney.

     10.  Prorations.  Escrow Holder shall prorate the following items between
          ----------
Seller and Buyer as of the date that Escrow closes: Current installments of real property taxes, current installments of special taxes and assessments, and any rents or other income derived from the Real Estate. Utility charges will not be prorated. Seller shall cause a final reading of the utility meters to be taken on the day that Escrow closes; and Buyer shall arrange for all utility services to be transferred into its name on the day that Escrow closes.

     11.  Fees and Costs.  Buyer and Seller each shall pay (i) one half of
          --------------
Escrow Holder's fee and (ii) the costs and expenses that Escrow Holder incurs on its behalf, unless the cost or expense is otherwise allocated under this Agreement. Buyer shall pay state and local real estate transfer taxes and sales taxes, if any; the recording fee for the Deed; and the premium for the Title Policy. But Seller shall pay for any endorsements that Seller obtains in accordance with Section 9.2.

     12.  Environmental Matters.
          ---------------------

          12.1  Definitions.  Each underlined, capitalized term below has the
                -----------
meaning set forth beside it.

Agency:  The environmental regulatory agency that has jurisdiction over the
------
assessment and remediation of petroleum products in soil or groundwater on and about the Real Estate.

Environmental Declaration:  The Declaration of Environmental Restriction and
-------------------------
Other Environmental Covenants and Conditions in the form of the attached Exhibit "B".

Environmental Documents:  Each of the items listed on the attached Schedule 1.
-----------------------

Inspection Period:  45 days after Buyer receives this Agreement signed by Buyer
-----------------
and Seller.

Seller's Environmental Notice Address:
-------------------------------------

                    Atlantic Richfield Company
                    4 Centerpointe Drive, LPR 4-183
                    La Palma, California 90623-1066
                    Attn: Manager of Western Environmental Projects

                    Facsimile: (714) 670-5195

          12.2  Environmental Reports.  Buyer acknowledges that Seller has
                ---------------------
delivered to Buyer a copy of the Environmental Documents. Buyer understands that all reports filed by Seller with the Agency with respect to the Real Estate are public records, available at the Agency's offices for Buyer's review.

          12.3  Recording of Environmental Declaration.  Before Escrow closes,
                --------------------------------------
Buyer shall sign, have notarized, and deposit into Escrow the Environmental Declaration.

          12.4  No Representations by Seller.  Buyer acknowledges that Seller
                ----------------------------
has not made any representations or warranties regarding the environmental condition of the Real Estate, including without limitation any representation or warranty with respect to the accuracy of information included in any report or other written document regarding the environmental condition of the Real Estate, other than as set forth in Section 19. Seller will have no obligation to provide any lender with any covenants, indemnities, or warranties regarding the environmental condition of the Real Estate or any corrective action performed on the Real Estate in order to facilitate Buyer's obtaining any loan.

          12.5  Buyer's Environmental Due Diligence.
                -----------------------------------

          (a) Buyer's Inspection and Testing Rights.  During the Inspection
              -------------------------------------
Period, Buyer shall obtain a subsurface investigation report on the extent and concentrations of any petroleum products in the soil and, if encountered, groundwater at or under the Real Estate (the "Phase II Report"). Buyer shall engage a geologist or professional engineer who is licensed by the State of California and who is not an affiliate of Buyer or Seller (the "Environmental Consultant"), to perform the subsurface investigation and prepare and certify
the Phase II Report.   Buyer shall initially pay for the cost of the Phase II
Report. Escrow Holder shall prorate the cost of the Phase II Report at the closing so that Buyer and Seller share equally up to $15,000 of the total cost of the Phase II Report. The parties shall request that the Environmental

Consultant complete the Phase II Report at least 10 days prior to the end of the Inspection Period. Subject to the provisions of Section 12.5 (b) below, Buyer shall determine the scope of work for the Phase II Report, in its reasonable discretion. Buyer shall have the right to modify the scope of work, as a result of on-site conditions discovered in the course of the investigation.

          (b) Special Buyer Testing.  If Buyer requests work, or a modification
              ---------------------
of the original scope of work, that involves any disturbance (including any drilling or boring) of the surface of the land or any underground vault or storage tank, underground pipes, or fuel lines ("Special Buyer Testing"), Buyer must obtain Seller's prior written approval. Seller may withhold its approval if it determines in good faith that the Special Buyer Testing would interfere with Seller's business operations or would pose a safety or environmental hazard. Buyer shall indemnify and defend Seller from all liabilities, damages, losses, claims, costs and expenses (including reasonable attorneys' fees) that Seller incurs arising from performance of the Special Buyer Testing. Without limiting the immediately preceding provisions of this Section 12.5(b), Buyer shall promptly repair any damage to the Real Estate or any personal property located at the Real Estate resulting from any Special Buyer Testing. But Buyer will have no liability regarding any contaminated soil or groundwater it may discover on or under the Real Estate during the course of the Special Buyer Testing, unless Buyer caused the release of that contamination, for example by puncturing the underground storage tanks on the Real Estate. Buyer's liability under this Section 12.5(b) is in addition to Seller's right to retain the Deposit and any accrued interest on the Deposit, when Seller is permitted to do so under any provision of this Agreement concerning liquidated damages for Buyer's default under this Agreement. A termination of this Agreement will not terminate Buyer's obligations under this Section 12.5(b).

          (c) Liens.  Buyer shall keep the Real Estate free from mechanics' and
              -----
similar liens arising from any and all Phase II Report costs (including without limitation any Special Buyer Testing) payable by Buyer under this Agreement.

          (d) Reports and Disclosure.  Buyer shall deliver to Seller at Seller's
              ----------------------
Environmental Notice Address a copy of the Phase 11 Report, within two days after Buyer receives the report. Buyer shall not disclose the results of any test to any regulatory agency or other third party, unless required to do so by law and unless Buyer delivers to Seller at Seller's Environmental Notice Address a copy of the disclosure at least ten days before Buyer mails or otherwise transmits the disclosure to the agency or other third party.

          (e) Buyer's Termination Right.  If Buyer is not satisfied with the
              -------------------------
environmental condition of the Real Estate, Buyer may terminate this Agreement by giving notice of termination to Seller and Escrow Holder during the Inspection Period. If Buyer terminates this Agreement, Buyer and Seller each shall pay one half of the

Escrow and title cancellation charges; after Buyer has paid its share of those cancellation charges, the Deposit will be returned to Buyer; and neither party will have any further obligation to the other under this Agreement. But the Deposit will not be returned to Buyer until Buyer has delivered to Seller valid, recordable waivers of mechanics' and other statutory liens from all contractors who conducted tests at Buyer's request.

     13.  As-Is Sale.  Buyer acknowledges that (i) it is buying the Real Estate
          ----------
solely in reliance on its own investigation; (ii) no covenants, representations, or warranties have been made by Seller or on Seller's behalf, except those set forth in this Agreement; (iii) Buyer has made itself aware of all governmental laws, regulations, and requirements concerning the Real Estate or Buyer's operation of a business on the Real Estate; and (iv) Buyer will be buying the Real Estate in its condition existing when Escrow closes.

     14.  Seller's Right of First Refusal.  Before Escrow closes, Buyer shall
          -------------------------------
sign, have notarized, and deposit into Escrow a Right of First Refusal Agreement (the "Right of First Refusal Agreement") in the form of the attached Exhibit "D".

     15.  Liquidated Damages.  IF ESCROW FAILS TO CLOSE DUE TO BUYER'S DEFAULT,
          ------------------
ESTABLISHING SELLER'S ACTUAL DAMAGES CAUSED BY BUYER'S DEFAULT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT. AWARDING SELLER THE DEPOSIT AND ANY ACCRUED INTEREST ON THE DEPOSIT AS LIQUIDATED DAMAGES FOR BUYER'S DEFAULT WOULD BE
REASONABLE.   THEREFORE, SELLER'S SOLE REMEDY FOR BUYER'S DEFAULT WILL BE TO
KEEP THE DEPOSIT AND ANY ACCRUED INTEREST. IF SELLER GIVES NOTICE TO ESCROW HOLDER THAT BUYER HAS DEFAULTED AND INSTRUCTS ESCROW HOLDER TO PAY TO SELLER THE DEPOSIT (IF THEN HELD IN ESCROW) AND ANY ACCRUED INTEREST, BUYER AUTHORIZES ESCROW HOLDER TO COMPLY WITH SELLER'S INSTRUCTION WITHOUT BUYER'S FURTHER CONSENT OR INSTRUCTIONS.

SELLER AND BUYER EACH ACKNOWLEDGE THAT IT HAS READ AND UNDERSTANDS THE ABOVE PROVISIONS OF THIS SECTION 15; AND BY ITS INI IALS IMMEDIATELY BELOW, IT AGREES TO BE BOUND BY THOSE PROVISIONS.


     /s/ JC                                /s/   GS
     ----------------------------          ------------------------------
     Buyer's Initials                      Seller's Initials

(In order to comply with California Civil Code Section 1677, the above provision must be in at least 10-point bold type. The above provision is in 11-point bold type.)

     16.  Tax-Deferred Exchange.  If Seller elects to complete the sale of the
          ---------------------
Real Estate through a tax-deferred exchange under Internal Revenue Code Section 1031,

Buyer shall cooperate with Seller in the exchange transaction. Buyer's cooperation includes the signing, acknowledgment, and delivery of all documents that Seller reasonably requests, at no risk or expense to Buyer. Seller shall indemnify and defend Buyer from all liabilities, damages, claims, costs, and expenses (including reasonable attorneys' fees) that Buyer might incur in connection with Buyer's participation in the exchange transaction.

     17.  Buyer's Authority.  Within ten days after Buyer signs this Agreement,
          -----------------
Buyer shall provide Seller with a copy of Buyer's governing documents (for example, Articles of Incorporation, Bylaws, Agreement of Partnership, Limited Liability Company Operating Agreement, or Declaration of Trust), authorizing action (for example, corporate resolutions, consent of partners, or consent of members), and any other document necessary to enable Seller to confirm that the individual signing this Agreement for Buyer is authorized to bind Buyer.

     18.  Business Agreement.  This Agreement will not become effective unless
          ------------------
the Business Agreement, the Companion Real Estate Agreements, and the Companion Business Agreements are signed at the same time that this Agreement is signed. If PSI terminates the Business Agreement in accordance with its terms, Seller may terminate this Agreement without further liability to Buyer. If Buyer terminates the Business Agreement in accordance with its terms, Buyer may terminate this Agreement without further liability to Seller.

     19.  Seller's Representations and Warranties.  Seller represents and
          ---------------------------------------
warrants to Buyer as follows:

          19.1  No Notices of Violation.  To Seller's actual knowledge, Seller
                -----------------------
(i) is not aware that the Real Estate violates any applicable laws (including zoning taws), except as disclosed in Schedule 2 attached hereto and (ii) has not received any written notice from appropriate governmental authorities that the Real Estate violates any applicable laws (including zoning laws), except as disclosed in Schedule 2 attached hereto.

          19.2  No Notices of Defects.  To Seller's actual knowledge, Seller (i)
                ---------------------
is not aware of any material defects in the improvements on the Real Estate and
(ii) has not received any written notice from any insurance company, board of fire underwriters, governmental agency, or similar organization regarding any material defects in the improvements on the Real Estate.

          19.3  No Pending or Threatened Claims.  To Seller's actual knowledge,
                -------------------------------
no litigation or claims of any kind are pending or threatened, and no facts or circumstances exist, that may in any way materially adverse affect the Real Estate, including material violations of regulations of the Environmental Protection Agency or any state regulatory body concerning the disposal of hazardous waste, petroleum, underground storage tanks, or any other hazardous materials at the Real Estate, except as disclosed in the Environmental
Documents.

          19.4  Construction of Improvements.  To Seller's actual knowledge, all
                ----------------------------
structures and improvements on the Real Estate (i) are in good condition, reasonable wear and tear excepted and (ii) were constructed and installed in substantial compliance with all applicable laws, statutes, ordinances, codes, covenants, conditions, and restrictions of any kind or nature affecting the Real Estate.

          19.5  Underground Storage Tanks.  The underground storage tanks and
                -------------------------
associated underground piping and vapor recovery systems at the Real Estate are
(i) fully operational and (ii) in material compliance with the December 23, 1998 underground storage tank system upgrade standards set forth under Section 25291 or Section 25292(d) and (e) of the California Health and Safety Code, and related regulations adopted pursuant to Section 25299.3 of the California Health and Safety Code, according to the certificate of upgrade compliance provided under Section 25284 of the California Health and Safety Code.

"To Seller's actual knowledge" means to the actual knowledge of Kyle Christie, Linda Cohu, Ted Harriss, or Lynn Beteag, without independent inquiry, file review, or any investigation whatsoever. Seller represents to Buyer that Kyle Christie is Seller's Facility Remediation Manager assigned to the Real Estate, Linda Cohu is Seller's Manager of Environment, Health and Safety, Ted Harriss is the Property Management Representative assigned to the Real Estate, and Lynn Beteag is Seller's Property Management Manager assigned to the Real Estate. All representations and warranties made in this Agreement will be considered to be made on the date of this Agreement and again on the date that Escrow closes. A condition of Buyer's obligation to close is that all warranties and representations made are true on the date that Escrow closes. All those representations and warranties will survive the Escrow closing and will not be considered to have merged into and be governed by the closing documents for one year after the Escrow closing. If Buyer discovers before closing, that any representation or warranty in this Agreement is not true, then Buyer may, as its sole remedy, either (i) terminate this Agreement by delivering notice to Seller before the Closing Date, in which case Escrow Holder shall return the Deposit to Buyer, or (ii) elect to purchase the Real Estate subject to the untrue warranty or representation, without any reduction in the Purchase Price. If Buyer discovers after the Escrow closing that any representation or warranty in this Agreement is not true, Buyer may exercise all rights and remedies available at law or in equity as a result of the untruthfulness of any representation or warranty, as long as Buyer delivers written notice of the breach to Seller and exercises any remedy, including the filing of any suit or other action, within one year after the date that the Escrow closes.

                               GENERAL PROVISIONS
                               ------------------

     G1.  Notices.  Notices relating to this Agreement must be in writing and
          -------
sent to the addresses set forth in Section 1. But a party may change its address for notices by giving notice as required by this Section G1. A written notice will be considered given (i) when personally delivered, (ii) two business days after deposit in the U.S. Mail as first class mail, certified or registered, return receipt requested, with postage prepaid, (iii) one business day after deposit with a reputable overnight delivery service for next business day delivery, or (iv) on the business day of successful transmission by electronic facsimile.

     G2.  Additional Instruments.  Seller and Buyer shall sign, acknowledge, and
          ----------------------
deliver to the, other any further instruments reasonably required to carry out the provisions of this Agreement.

     G3.  Successors and Assigns.  Each party's rights and obligations under
          ----------------------
this Agreement bind and benefit its successors and assigns. But Buyer shall not assign or otherwise transfer its interest under this Agreement without Seller's prior written consent, which Seller may withhold in its sole discretion. An assignment or other transfer by Buyer without Seller's prior written consent will be void.

     G4.  Time of Essence; Business Day.  Time is of the essence of each
          -----------------------------
provision of this Agreement in which time is a factor. In this Agreement, the term "business day" means days other than Saturdays, Sundays, and holidays observed by the United States or the State of California.

     G5.  Uncontrollable Events.  Neither party will be liable to the other for
          ---------------------
its failure to perform under this Agreement due to events beyond its control, including without limitation work stoppages, riots, acts of God, or other similar events.

     G6.  Survival.  All representations, warranties, indemnities, and releases
          --------
contained in this Agreement will survive the close of Escrow or the termination of this Agreement.

     G7.  Entire Agreement; Modification; Waiver.  This Agreement (including any
          --------------------------------------
attached Exhibits) contains the entire agreement between Buyer and Seller with respect to the Transaction, including all representations and warranties between them. Any modification of this Agreement must be in writing and signed by both parties. Any waiver of a provision of this Agreement by a party must be in writing.

     G8.  Governing Law.  The internal laws of the State of California govern
          -------------
this Agreement.

     G9.  Interpretation.  The captions appearing in this Agreement are for
          --------------
convenience of reference only, and they do not affect the meanings of the provisions of this Agreement. In this Agreement, each gender includes the other genders. Words in the singular include the plural and vice versa, when appropriate. The word "person" includes natural individuals and all other entities. The word "cost" includes any cost or expense. The word "term" includes any covenant, condition, representation, warranty, or other provision that is part of an agreement. Whenever a provision of this Agreement requires Buyer or Seller to perform an act, that person must do so at its sole cost (unless otherwise stated in connection with that provision).

                              BUYER:

                              LLO-GAS, INC.,
                              a Delaware corporation


                              By:  /s/  John Castellucci
                                   ---------------------------------------
                                    John D. Castellucci
                                    President


                              SELLER:

                              ATLANTIC RICHFIELD COMPANY,
                              a Delaware corporation


                              By:  /s/  G. Simning
                                   ---------------------------------------
                                    Gary Simning
                                    Assistant Vice President


Agreed to by Escrow Holder

on Sept. 2                          , 1999.
   ---------------------------------


CITYWIDE ESCROW SERVICES, INC.


By:  /s/ Patricia Cusick
     -------------------------
     Patricia Cusick
     Escrow Officer

                     LEGAL DESCRIPTION OF THE REAL ESTATE


                 (See Exhibit "A" following this cover sheet.)



                                  EXHIBIT "A"

                               LEGAL DESCRIPTION



That portion of the West half of Section 14, Township 3 South, Range 4 East, San Bernardino Base and Meridian, in the County of Riverside, State of California, according to the official plat thereof, described as follows:

Beginning at the most Southerly corner of that property described in deed to Shell Oil Company recorded August 25, 1964 as Instrument No. 104165, Official Records, said corner being on the East line of that property as Parcel A in Deed to the State of California, recorded October 18, 1955 as Instrument No. 66635, Official Records;

thence South 00 degrees 14'00" West on the East line of the Parcel conveyed to the State of California above referred to 4.49 feet to a point on the Northeasterly line of that certain Parcel conveyed to the State of California by Deed recorded January 12, 1966 as Instrument No. 3948, Official Records;

thence South 45 degrees 12'51" East on the Northeasterly line of said Parcel,
384.19 feet;

thence North 00 degrees 14'00" East parallel with the East line of the Shell Oil Company property 471.54 feet;

thence North 89 degrees 46'00" West, 273.78 feet to the East line of the Shell Oil Company property;

thence 00 degrees 14'00" West on the East line of said Shell Oil Company property, 197.52 feet to the point of beginning.

                     LOCATION OF THE COMPANION REAL ESTATE



                 (See Exhibit "B" following this cover sheet.)


                                  EXHIBIT "B"

                     LOCATION OF THE COMPANION REAL ESTATE


ARCO Facility No.:                         01860


Street Address, City, and State:           3817 W. Third Street
                                           Los Angeles, California 90020


ARCO Facility No.:                         05502


Street Address, City, and State:           702 West Broadway
                                           Phoenix, Arizona 85032


ARCO Facility No.:                         05212



Street Address, City, and State:           3366 N. San Gabriel Boulevard
                                           Rosemead, California 91770


ARCO Facility No.:                         05513


Street Address, City, and State:           13001 Stockdale Highway
                                           Bakersfield, California 93312


ARCO Facility No.:                         05972


Street Address, City, and State:           64200 20th Street
                                           North Palm Springs, California 92258


ARCO Facility No.:                         06202


Street Address, City, and State:           4100 California Avenue
                                           Bakersfield, California 93309


                                  EXHIBIT "B"

                 DECLARATION OF ENVIRONMENTAL RESTRICTION AND
                 OTHER ENVIRONMENTAL COVENANTS AND CONDITIONS



                 (See Exhibit "C" following this cover sheet.)

                                  EXHIBIT "C"

Order No.: 119601-13 CA
Escrow No.:  _______________

RECORDING REQUESTED BY OLD
REPUBLIC TITLE COMPANY AND WHEN
RECORDED, RETURN TO:

Atlantic Richfield Company
4 Centerpointe Drive, LPR6-163
La Palma, California 90623-1066
Attn:  Oscar Castellon
       Facility No.:  05972
       Location:      64200 20th Street
                      North Palm Springs,
                      CA                               FOR RECORDER'S USE
-------------------------------------------------------------------------------
Type 2, 4, and 5 Sites in Multiple Site Sale

                 DECLARATION OF ENVIRONMENTAL RESTRICTION AND
                 OTHER ENVIRONMENTAL COVENANTS AND CONDITIONS

          This Declaration of Environmental Restriction and Other Environmental Covenants and Conditions (this "Declaration") dated September 2, 1999, is made
                                                    -----------
by LLO-GAS, INC., a Delaware corporation ("Owner"), for the benefit of ATLANTIC RICHFIELD COMPANY, a Delaware corporation ("ARCO").

                                   RECITALS
                                   --------

     A. ARCO is the former owner of the real property in the County of Riverside, State of California, described in the attached Exhibit "A" (the "Real Estate"). In connection with the signing and recording of this Declaration, ARCO conveyed the Real Estate to Owner.

     B. By this Declaration, Owner intends to impose certain restrictions on the Real Estate.

                                   AGREEMENT
                                   ---------

          THEREFORE, Owner agrees and declares as follows:

     1.  Definitions.  Each underlined, capitalized term below has the meaning
         -----------
set forth beside it.

Agency:  The environmental regulatory agency that has jurisdiction over the
------
assessment and remediation of petroleum products in soil or groundwater on or about the Real Estate.

ARCO Entities:  ARCO's officers, directors, employees, subsidiaries, divisions,
-------------
and affiliates.

Claim:  Any liability, damage, loss, claim, suit, judgment, settlement, cost,
-----
and expense (including reasonable attorney's fees) arising before or after the Effective Date, whether or not Owner knew or suspected them to exist on the date that Owner signed this Declaration or on the Effective Date.

Effective Date:  The date on which this Declaration is recorded.
--------------

Hazardous Material:  Any material, substance, or waste that has been determined
------------------
by any governmental authority to be capable of posing a risk of injury to health, safety, or property.

Pre-Closing Contamination:  Any Hazardous Material released into the soil or
-------------------------
groundwater at or near the Real Estate before the Effective Date, whether or not Owner knew or suspected it to exist on the date that Owner signed this Declaration or on the Effective Date.

     2.   Owner's Acceptance of the Condition of the Real Estate.  Owner has
          ------------------------------------------------------
accepted the Real Estate, including without limitation its environmental condition, in "AS IS" condition on the Effective Date. Owner acknowledges that the purchase price paid to ARCO for the Real Estate reflects (i) the effect of this Declaration on the Real Estate and (ii) any Pre-Closing Contamination.

     3.  Owner's Waiver and Release of Environmental Claims.  Owner, for itself
         --------------------------------------------------
and its heirs, successors, and assigns (including without limitation all future owners of the Real Estate), waives and releases any Claim that it might have against ARCO or the ARCO Entities based on or related to any Pre-Closing Contamination.

     4.  Notices.  Notices relating to this Declaration must be in writing and
         -------
sent to the addresses set forth below. But a party may change its address for notices by giving notice as required by this Section 4. A written notice will be considered given (i) when personally delivered, (ii) two business days after deposit in the United States Mail as first class mail, certified or registered, return receipt requested, with postage prepaid, (iii) one business day after deposit with a reputable overnight delivery service for next business day delivery, or (iv) on the business day of successful transmission by electronic facsimile. The parties' addresses for notices are as follows:

     To Owner:  LLO-Gas, Inc.
                23805 Stuart Ranch Road, Suite 265
                Malibu, California 90265
                Attn: John D. Castellucci

                Facsimile: (310) 456-6094

     To ARCO:   Atlantic Richfield Company
                4 Centerpointe Drive, LPR 4-183
                La Palma, California 90623-1066
                Attn: Manager of Western Environmental Projects

                Facsimile: (714) 670-5195

     5.  Entire Agreement:  Modification: Waiver. This Declaration (including
         ----------------
any attached Exhibits) contains the entire agreement between Owner and ARCO with respect to the matters that are the subject of this Declaration. Any modification of this Declaration must be in writing and signed by Owner and ARCO. Any waiver of a provision of this Declaration by Owner or ARCO must be in writing.

     6.  Further Acts.  Owner and ARCO shall each do all things that the other
         ------------
reasonably requests to carry out the purpose of this Declaration.

     7.  Attorneys' Fees.  If a dispute arises with respect to this Declaration
         ---------------
and if ARCO prevails in the dispute, then ARCO will be entitled to recover from Owner the reasonable costs and expenses that ARCO incurred in enforcing its rights under this Declaration, including reasonable attorneys' fees.

     8.  Restrictions Run with the Land.  ARCO's rights under this Declaration,
         ------------------------------
Owner's obligations under this Declaration, any restrictions on the use and operation of the Real Estate, and any waivers and releases by Owner under this Declaration (collectively, the "Rights and Restrictions") are for the benefit of ARCO and its successors and assigns. The Rights and Restrictions run with the Real Estate and bind Owner's successors and assigns, including future owners of the Real Estate, for ARCO's benefit. The Rights and Restrictions are intended
(i) to constitute equitable servitudes that burden the Real Estate and (ii) to be enforceable under Section 1471 of the California Civil Code.

                      (See signatures on the next page.)

                              OWNER:

                              LLO-GAS, INC.,
                              a Delaware corporation


                              By:  /s/   John Castellucci
                                  ----------------------------------

                                   John D. Castellucci
                                   President

(ATTACH NOTARY ACKNOWLEDGMENT)


CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
=================================================================================================================

STATE OF CALIFORNIA
         -----------

COUNTY OF ORANGE
          ------
On        September 2, 1999         before me,                     M. Bird, Notary Public
   --------------------------------           -------------------------------------------------------------------
                                                   NAME, TITLE OF OFFICER -E.G., "JANE DOE", NOTARY PUBLIC

personally appeared          John D. Castellucci,
                   ----------------------------------------------------------------------------------------------

[X]  personally known to me to be the person whose names is subscribed to the within instrument and acknowledged to
[SEAL]                                                   me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                                         WITNESS my hand and official seal.

                                                                  /s/    M. Bird
                                                         -----------------------------------------------------
                                                                      SIGNATURE OF NOTARY

===========================OPTIONAL=========================================
Though the data is not required by law, it may prove valuable to persons relying on the document and could prevent the fraudulent reattachment of this form

[_]  INDIVIDUAL
[X]  CORPORATE OFFICER

     President                      Environmental Covenants and Conditions
     ---------                      --------------------------------------
                                          TITLE OR TYPE OF DOCUMENTS
PARTNER(S)        [_]  LIMITED
                  [_]  GENERAL
[_]  ATTORNEY-IN-FACT
                                           -------------------------------
[_] TRUSTEE(S)                                     NUMBER OF PAGES
[_] GUARDIAN/CONSERVATOR
[_] OTHER                                          September 2, 1999
                                           -------------------------------
                                                   DATE OF DOCUMENTS
SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

 LLO-Gas, Inc., a Delaware corporation                None
---------------------------------------    -------------------------------
                                           SIGNER(S) OTHER THAN NAMED ABOVE

                     LEGAL DESCRIPTION OF THE REAL ESTATE



                 (See Exhibit "A" following this cover sheet.)


                                  EXHIBIT "A"

                               LEGAL DESCRIPTION


That portion of the West half of Section 14, Township 3 South, Range 4 East, San Bernardino Base and Meridian, in the County of Riverside, State of California, according to the official plat thereof, described as follows:

Beginning at the most Southerly corner of that property described in deed to Shell Oil Company recorded August 25, 1964 as Instrument No. 104165, Official Records, said corner being on the East line of that property as Parcel A in Deed to the State of California, recorded October 18, 1955 as Instrument No. 66635, Official Records;

thence South 00 degrees 14'00" West on the East line of the Parcel conveyed to the State of California above referred to 4.49 feet to a point on the Northeasterly line of that certain Parcel conveyed to the State of California by Deed recorded January 12, 1966 as Instrument No. 3948, Official Records;

thence South 45 degrees 12'51" East on the Northeasterly line of said Parcel,
384.19 feet;

thence North 00 degrees 14'00" East parallel with the East line of the Shell Oil Company property 471.54 feet;

thence North 89 degrees 46'00" West, 273.78 feet to the East line of the Shell Oil Company property;

thence 00 degrees 14'00" West on the East line of said Shell Oil Company property, 197.52 feet to the point of beginning.

                       RIGHT OF FIRST REFUSAL AGREEMENT


                 (See Exhibit "D" following this cover sheet.)

                                  EXHIBIT "D"

Order No.:  119601-13 CA
Escrow No.:  __________________

RECORDING REQUESTED BY OLD
REPUBLIC TITLE COMPANY AND WHEN
RECORDED, RETURN TO:

Atlantic Richfield Company
4 Centerpointe Drive, LPR 6-163
La Palma, California 90623-1066
Attn: Oscar D. Castellon
Facility No.: 05972
Location:  64200 20th Street
           North Palm Springs, CA 92258              FOR RECORDER'S USE
------------------------------------------------------------------------------


                       RIGHT OF FIRST REFUSAL AGREEMENT


          This Right of First Refusal Agreement (this "Agreement") dated September 2, 1999, is made by LLO-GAS, INC., a Delaware corporation ("Owner"),
-----------
for the benefit of ATLANTIC RICHFIELD COMPANY, a Delaware corporation
("Holder").

                                   RECITALS
                                   --------

     A. Holder is the former owner of the real property in the County of Riverside (the "County"), State of California, described in the attached Exhibit "A" (the "Real Estate"). In connection with signing and recording this Agreement, Holder conveyed the Real Estate to Owner.

     B. By this Agreement, Owner intends to grant to Holder certain rights to buy or lease the Real Estate and certain other property.

                                   AGREEMENT
                                   ---------

          THEREFORE, Owner agrees as follows:

     1.  Definitions.  When used in this Agreement, each underlined, capitalized
         -----------
term set forth below in this Section 1 has the meaning set forth beside it. Certain other terms are defined throughout this Agreement.

          Adjacent Parcel:  A parcel adjacent to the Real Estate. A parcel that
          ---------------
is separated from the Real Estate only by a driveway, street, or other means of access will be considered an Adjacent Parcel.

          Alcoholic Beverage License:  A transferable license for the sale of
          --------------------------
alcoholic beverages at the Offered Parcel.

          Business Property:  All tangible and intangible personal property used
          -----------------
in the operation of any business conducted on an Offered Parcel. "Business Property" includes, without limitation, (i) equipment, furnishings, and trade fixtures, (ii) resalable inventory, (iii) supplies, and (iv) transferable licenses and transferable permits, including without limitation any Alcoholic Beverage License.

          Escrow:  Each escrow for the Transaction.
          ------

          Escrow Agent:  Individually, the Title Company and any escrow holder
          ------------
for the separate business property escrow contemplated by Section 7.

          Exercise Notice:  A notice from Holder to Owner in which Holder states
          ---------------
that it elects to acquire the Offered Parcel at the price and on the other terms contained in the Tendered Agreement or at another price and on other terms that are mutually acceptable to Owner and Holder.

          Extended Coverage Title Policy:  An ALTA Extended Coverage Owner's
          ------------------------------
Policy of Title Insurance.

          Improvements:  All improvements on or under the land of an Offered
          ------------
Parcel.

          Larger Parcel:  Any larger parcel that includes the Real Estate.
          -------------

          Offered Parcel.  The Real Estate, a Larger Parcel, or the Real Estate
          --------------
and any Adjacent Parcel. "Offered Parcel" includes land, the Improvements, and all appurtenant rights and privileges.

          Recordation Date:  The date that this Agreement is recorded in the
          ----------------
Official Records of the County.

          Related Property:  The Improvements and the Business Property.
          ----------------

          Right:  The right to acquire Owner's interest in an Offered Parcel in
          -----
accordance with the terms of this Agreement.

          Right Duration:  A period of 25 years beginning on the Recordation
          --------------
Date.

          Tendered Agreement:  A bona fide agreement entered into by Owner for
          ------------------
Owner's transfer of an interest in an Offered Parcel to a third party.

          Title Company:  A title insurance company acceptable to Holder.
          -------------

          Transaction:  A purchase and sale transaction resulting from Holder's
          -----------
exercise of the Right.

          Transfer Notice:  A notice from Owner to Holder notifying Holder that
          ---------------
Owner has entered into a Tendered Agreement.  The Transfer Notice must include
(i) a copy of the signed Tendered Agreement and (ii) all information in Owner's possession about the ultimate beneficial owner of the third party to whom the Tendered Agreement contemplates that Owner will transfer an interest in an Offered Parcel.

     2.  Grant of Right of First Refusal.  Owner grants to Holder the Right. The
         -------------------------------
Right is governed by the terms of this Agreement and will be in effect during the Right Duration.

     3.  Included Rights; Exclusion of Security Interest Transfer.
         --------------------------------------------------------

          3.1  Offer to Lease or Sublease.  The Right includes the right to
               --------------------------
match the terms of any lease or sublease that Owner enters into during the Right Duration covering (i) an Offered Parcel or (ii) part of an Offered Parcel when that part includes all or part of the Real Estate. The Right will exist whether the leasehold or subleasehold is to begin during or after the Right Duration.

          3.2  Right Includes Related Property.  If (i) the Tendered Agreement
               -------------------------------
covers both an intended transfer of the Offered Parcel and an intended transfer by Owner of any Related Property or (ii) in connection with the Tendered Agreement, Owner enters into a separate agreement to transfer any Related Property, the Right will include the right to acquire the Offered Parcel and the Related Property that is to be transferred. If such a separate agreement exists, it will be considered a Tendered Agreement; and a copy of that signed separate agreement must be included in the Transfer Notice.

          3.3  Exclusion of Security Interest Transfer.  The Right will not
               ---------------------------------------
apply to Owner's transfer of a security interest in an Offered Parcel to a third party in a financing transaction. But see Section 12 for Holder's rights in the event of an intended sale of an interest in the Real Estate to enforce a junior lien encumbering that interest.

     4.  Procedures for Notice and Exercise.
         ----------------------------------

          4.1  Transfer Notice.  If, during the Right Duration, Owner enters
               ---------------
into a Tendered Agreement, Owner shall promptly send a Transfer Notice to Holder. No one other than Owner can satisfy Owner's obligation to send the Transfer Notice. Holder may acquire the Offered Parcel that is the subject of the Tendered Agreement, instead of the third party.

          4.2  Exercise Notice; Holder's Assessment and Testing Rights.  If
               -------------------------------------------------------
Holder wishes to exercise the Right for a transaction covered by a Transfer Notice, Holder must send an Exercise Notice to Owner within 25 days after Holder receives the Transfer Notice. During that 25-day period, Holder and its agents, employees, contractors, and consultants may enter on the Offered Parcel to conduct reasonable and customary environmental and other assessments and tests of the Offered Parcel.

          4.3  Holder Indemnifies Owner.  older shall indemnify and defend Owner
               ------------------------
from all liabilities, damages, claims, costs, and expenses (including reasonable attorneys' fees) that Owner incurs and that arise from Holder's exercise of the entry right granted under Section 4.2. But Holder will not be liable for any decrease in the value of any Offered Parcel resulting from Holder's discovery of any negative matter regarding the Offered Parcel, including without limitation any contaminated soil or water existing at the Offered Parcel before the escrow for Holder's purchase closes (the "Pre-Closing Contamination"). Holder will not be required to remove or dispose of any Pre-Closing Contamination. Holder may disclose the existence of any Pre-Closing Contamination, to the extent that Holder is required to do so under applicable law.

     5.  Additional Purchase Terms.  If Holder's exercise of the Right is for
         -------------------------
the purchase of the Offered Parcel, the Transaction will be at the price and on the other terms contained in the Tendered Agreement, but subject to the following:

          (a)  Variation of Terms.  Owner and Holder may vary the price and
               ------------------
               other terms in any manner that is mutually acceptable to them.

          (b)  Closing Date.  Holder will have a period of time to close the
               ------------
               Transaction that is equal to the longer of (i) the period of time given to the third party in the Tendered Agreement, but the period will begin on the date of the Exercise Notice, (ii) 80 days after the opening of Escrow, (iii) 15 days after Holder receives the last Appraisal Report (as defined in Section 6.3) that may be required under Section 6.3, or (iv) the date on which Holder receives notice from the applicable governmental authority that the authority has transferred to Holder (or an affiliate of Holder) any Alcoholic Beverage License that is included in the Business Property.

          (c)  Price Allocation When Larger Parcel or Adjacent Parcel is
               ---------------------------------------------------------
               Offered.  If (i) the Right is for the purchase of a Larger Parcel
               -------
               and (ii) the purchase price in the Tendered Agreement is allocated between the Real Estate and the remainder of the Larger Parcel, Holder may buy the Real Estate and not the remainder by paying only the consideration allocated to the Real Estate. Or if (i) the Right is for the purchase of a Larger Parcel and (ii) the purchase price is not so allocated, Holder may buy only the Real Estate by paying consideration that is equitable for only the Real Estate, considering the total purchase price to be paid by the third party for the Real Estate and the remainder. If Owner and Holder fail to agree on an equitable amount, that amount will be determined in accordance with Section 6. The above principles of this Section 5(c) will apply in like manner if the Right is for the purchase of the Real Estate and an Adjacent Parcel.

          (d)  Price Allocation When Business Property Is Offered.  If the Right
               --------------------------------------------------
               is for the purchase of both the Offered Parcel and any Business Property and Holder exercises the Right, Holder must buy both the Offered Parcel and the Business Property.

          (e)  Cash Instead of Delayed Payment Terms.  If the Tendered Agreement
               -------------------------------------
               provides for delayed payment terms, Holder may pay the total purchase price in cash at the closing of the Transaction.

          (f)  Noncash Consideration.  If the Tendered Agreement provides for
               ---------------------
               any noncash consideration, Holder may pay cash equal to the fair market value of the noncash consideration, as agreed to by Owner and Holder or, failing their agreement, as determined in accordance with Section 6.

     6.  Valuation Disputes.
         ------------------

          6.1  Appointing Appraisers.  If Owner and Holder cannot agree on (i)
               ---------------------
the equitable amount under Section 5(c), (ii) the value of the noncash consideration under Section 5(f), or (iii) the fair market value under Section
8.2 or 12.9, the amount or value (the "Value") will be determined in accordance with the appraisal procedures contained in this Section 6. Within 15 days after Owner or Holder receives a demand from the other for an appraisal in accordance with this Section 6, Owner and Holder each shall appoint a Qualified Appraiser (as defined in Section 6.2). If one of them fails to timely appoint a Qualified Appraiser, the Qualified Appraiser appointed by the other will determine the Value.

          6.2  Qualified Appraiser.  "Qualified Appraiser" means a real estate
               -------------------
appraiser who (i) is a member of the Appraisal Institute, (ii) is unaffiliated with Owner, Holder, and the third party under the Tendered Agreement, and (iii) has had full-time experience, during each of the immediately preceding five years, in appraising commercial real property in the area of the Real Estate. But if Holder will be purchasing Business Property; the Qualified Appraiser must also have had substantial experience, during the immediately preceding five years, in appraising business assets in the area of the Real Estate. If the Appraisal Institute ceases to exist, a reasonably comparable, nationally recognized organization of real estate appraisers will be substituted in the definition of Qualified Appraiser.

          6.3  Determination of Value.  If only one appraiser is appointed, the
               ----------------------
appraiser must deliver a signed report (an "Appraisal Report") to Owner and Holder within 30 days after his appointment. An Appraisal Report must set forth the appraiser's determination of the Value and the considerations on which his opinion is based. If two appraisers are appointed and they agree on the Value, they must deliver a signed joint Appraisal Report to Owner and Holder within 40 days after the appointment of the second appraiser. If two appraisers are appointed and they fail to agree on the Value, each appraiser must deliver his signed Appraisal Report to Owner and Holder within 35 days after his appointment. If the lower of the two determinations is at least 95% of the higher, the Value will be the average of the two determinations. If not, then within ten days after Owner or Holder requests the two appraisers to do so, they must appoint a third appraiser who is a Qualified Appraiser. Within ten days after his appointment, the third appraiser must select one of the two determinations as being the same as or the closer to the amount that he determines as the Value; and the selected determination will be the Value.

          6.4  Appraisal Fees.  Owner and Holder each shall bear the cost of the
               --------------
appraiser that it appoints and one half of the cost of the third appraiser.

     7.  Escrow.  If Holder's exercise of the Right is for the purchase of the
         ------
Offered Parcel, the Transaction will occur through an Escrow with the Title Company. But if required by law or if Holder so wishes, the purchase and sale of some or all of the Business Property will occur through a separate Escrow with an escrow company that specializes in business property escrows and that is acceptable to Holder. Owner and Holder shall promptly sign escrow instructions and open the Escrow. Owner shall apply to the Title Company for a preliminary title report on the condition of title of the Offered Parcel. Despite anything to the contrary in the Tendered Agreement or elsewhere:

          (a)  Deed and Title Insurance.  Owner shall provide the Title Company
               ------------------------
               with a deed conveying title to the Offered Parcel, free of encumbrances, except those that Holder elects to accept. Owner shall provide Holder with an ALTA Standard Coverage Owner's

               Policy of Title Insurance insuring title, subject only to the printed exceptions of the policy and those encumbrances that Holder elects to accept. The policy must be issued by the Title Company (or another insurer acceptable to Holder) and have a liability amount equal to the purchase price of the Offered Parcel. Closing will be considered effected when the County Recorder accepts the deed for recording.

          (b)  Extended Coverage Title Policy; Survey.  Notwithstanding the
               --------------------------------------
               provisions of Section 7(a), Holder may require that the title policy be an Extended Coverage Title Policy. In that event, Holder shall (i) obtain and provide to the title insurer any survey that the title insurer might require in order to issue the title policy as an Extended Coverage Title Policy and (ii) pay the increase in the premium attributable to the extended coverage. Within three days after Escrow opens, Owner shall send to Holder a copy of the most recent survey (if any) of the Offered Parcel that Owner has in its possession.

          (c)  Taxes and Rent.  Taxes, rentals, and other items of income and
               --------------
               expense related to the Offered Parcel will be prorated as of the date that Escrow closes.

          (d)  Closing Costs.  Owner and Holder each shall pay one half of
               -------------
               Escrow Agent's fee for handling the Escrow. Owner shall pay the premium for Holder's title insurance policy. Owner and Holder shall pay all other closing costs in accordance with the custom in the County. But if no custom exists for a particular closing cost, each shall pay one half of that cost.

          (e)  Deductions by Holder.  Holder may deduct from the purchase price
               --------------------
               or from any other amounts that Holder is required to pay to Owner in connection with the Transaction any or all of the following:
               (i) Any trade payables or other amounts that Owner or any of its affiliates owes to Holder or any of its affiliates with respect to (A) the operation of the business conducted at the Offered Parcel or (B) all or any part of the Offered Parcel, (ii) any transfer fee that Owner or any of its affiliates is required to pay to Holder under a Contract Dealer Gasoline Agreement, an am/pm Mini Market Agreement, or a SmogPros Center Agreement pertaining to the business conducted at the Offered Parcel, and
               (iii) the unpaid balance of principal and accrued interest on any loan that is payable to Holder or any of its affiliates and that is secured, wholly or partially, by any property that Holder is buying in the Transaction, whether or not the deducted amounts would otherwise be due when Escrow closes.

     8.  Entity Changes.
         --------------

          8.1  Triggering Events.  Each of the following events (each, a
               -----------------
"Triggering Event") will be considered a transfer of all Offered Parcels and Related Property that Owner owns or leases at the time of the Triggering Event:

          (a)  Change in Ownership Interests.  A sale, assignment, other
               -----------------------------
               disposition, hypothecation, encumbrance, or change in vesting of
               (i) an ownership, voting, or economic interest (including, without limitation, shares of stock in a corporation, a partnership interest in a general or limited partnership, or a membership interest in a limited liability company) in Owner or in a person that holds, directly or indirectly, an ownership, voting, or economic interest in Owner (a "Constituent Owner") or
               (ii) a consolidation or merger of Owner or a Constituent Owner, whether voluntarily, involuntarily, by operation of law, or otherwise;

          (b)  Disposition of Assets.  A sale, lease, assignment, or other
               ---------------------
               disposition of all or substantially all of Owner's assets; or

          (c)  Signing of Agreement.  The signing of an agreement to enter into
               --------------------
               a transaction described in Section 8.1(a) or 8.1(b).

          8.2  Exclusions from Triggering Events.  Notwithstanding anything in
               ---------------------------------
this Agreement to the contrary, none of the following events will be considered a Triggering Event:

          (a)  Immediate Sale of Stock in Owner.  A sale of up to 25% of stock
               --------------------------------
               in   Owner, within 30 days after the Recordation Date, as long as
               (i) John D. Castellucci, or a revocable trust whose trustor, trustee, and beneficiary are all John D. Castellucci, retains ownership of 75% of the stock in Owner and (ii) John D. Castellucci retains control of the management of Owner.

          (b)  Future Sale of Stock in Owner.  A sale of up to 15% of stock in
               -----------------------------
               Owner, as long as (i) John D. Castellucci, or a revocable trust whose trustor, trustee, and beneficiary are all John D. Castellucci, retains ownership of 75% of the stock in Owner and
               (ii) John D. Castellucci retains control of the management of Owner.

          (c)  Transfer to Parent Corporation.  A transfer of any Offered Parcel
               ------------------------------
               or Related Property to a parent corporation of Owner, as long as John D. Castellucci (i) owns 75% of the stock in the parent corporation and (ii) has control of the management of the parent corporation and retains control of the management of Owner.

          (d)  Transfer to Wholly-Owned Subsidiary.  A transfer of any Offered
               -----------------------------------
               Parcel or Related Property to a wholly-owned subsidiary of Owner, as long as John D. Castellucci (i) owns 75% of the stock in the wholly-owned subsidiary and (ii) retains control of the management of Owner and has control of the management of the wholly-owned subsidiary.

          8.3  Purchase at Fair Market Value.  Each Triggering Event will give
               -----------------------------
rise to the Right entitling Holder to buy all the Offered Parcels and Related Property owned by Owner (i) at a price equal to their fair market value, as agreed to by Owner and Holder or, failing their agreement, as determined in accordance with Section 6, and (ii) on any other applicable terms contained in any agreement to enter into the Triggering Event.

          8.4  Rescission by Holder.  If the entire purchase price for a
               --------------------
purchase by Holder in accordance with Section 8.3 results from one or more Values determined in accordance with Section 6, Holder may rescind its Exercise Notice by giving a notice of rescission to Owner. If only part of the purchase price for a purchase by Holder in accordance with Section 8.3 results from one or more Values determined in accordance with Section 6 and that part of the purchase price is greater than 15% of the entire purchase price, Holder may rescind its Exercise Notice by giving a notice of rescission to Owner. The notice of rescission must be given within ten days after Holder receives the last Appraisal Report that may be required under Section 6.3. If Holder rescinds its Exercise Notice, Holder shall pay the cost of all the appraisers.

     9.  Environmental Indemnification.  If Holder acquires an Offered Parcel
         -----------------------------
covered by a Transfer Notice or if Holder acquires the Real Estate in accordance with Section 12, the person transferring the Offered Parcel or the Real Estate to Holder ("Transferor") shall sign and deliver to Holder through the Escrow an indemnification agreement containing the following provision:

     Transferor shall indemnify and defend Holder from all claims, liabilities, damages, losses, costs, and expenses (including reasonable attorneys' fees) that Holder incurs arising from any environmental contamination occurring or hazardous materials existing at the real property that Transferor is concurrently conveying to Holder (the "Real Property"), to the extent that the contamination or hazardous materials (i) are present at concentrations that any governmental agency will require to be remediated or otherwise are not in compliance with all applicable statutory and regulatory requirements, (ii) are known or discovered before Holder begins its operations at the Real Property, and (iii) are not those on which Holder is obligated to perform any corrective action under a written agreement between Transferor and Holder. This agreement to indemnify and defend will survive the closing of Transferor's transfer of the Real Property to Holder.

     10.  Owner's Transfer Rights:  Notice of Changed Terms.  If Holder does not
          -------------------------------------------------
exercise the Right for a transaction covered by a Transfer Notice, Owner may-then transfer the interest in the Offered Parcel and any Related Property to the third party but (i) only for the price and on the other terms contained in the Tendered Agreement; (ii) only to the third party named in the Tendered Agreement; (iii) only within 120 days after Holder receives the Transfer Notice; and (iv) subject to Holder's rights under this Agreement, which will continue with respect to each future intended transfer of an Offered Parcel by any owner or tenant of the Real Estate. Any change in (i) the identity of the third party or the ultimate beneficial owner of the third party or (ii) the price or other terms of the Tendered Agreement will give rise to a new Right exercisable by Holder; and Owner must notify Holder of the changes. Owner's notice must include a copy of any signed document changing the price or other terms of the Tendered Agreement.

     11.  Survival of Holder's Rights.  Holder's failure to exercise the Right
          ---------------------------
with respect to a Tendered Agreement covered by a Transfer Notice will not relieve Owner from the obligation to comply with this Agreement in connection with any later Tendered Agreement that Owner enters into during the Right Duration. Holder may void any transfer that Owner makes without complying with this Agreement. To exercise this right to void a transfer, Holder must give an Exercise Notice within 25 days after Holder receives actual notice of the intended or consummated noncomplying transfer and the complete terms of the transfer.

     12.  Default on Obligations Secured by Junior Liens.
          ----------------------------------------------

          12.1  Definitions for Section 12.  When used in this Section 12 and
                --------------------------
elsewhere in this Agreement, each underlined, capitalized term set forth below in this Section 12.1 has the meaning set forth beside it. Certain other terms are defined throughout this Section 12.

          Accelerated Amount:  Any amount that became due on or under the
          ------------------
Secured Obligation because Lender exercised an acceleration right arising from the Loan Default.

          Assignment Endorsement:  An ALTA Endorsement No. 10.1 to Lender's
          ----------------------
Title Policy.

          Basic Loan Balance:  The unpaid balance of the Secured Obligation
          ------------------
reduced by the Default Amounts.

          Default Amounts:  All amounts that were added to the balance of the
          ---------------
Secured Obligation by reason of the Loan Default, whether those amounts have been paid or remain unpaid. "Default Amounts" include, without limitation, (i) late charges, (ii) the excess of any interest that accrued at a default rate over the interest that would have accrued if Lender had not imposed the default rate, (iii) any prepayment penalty, and (iv) any interest that accrued on any of the amounts described in clauses (i) through (iii) of this sentence.

          Elected Property:  The items of real property and personal property
          ----------------
that Holder intends to buy from Owner in accordance with this Section 12 after giving a Foreclosure Exercise Notice.

          Encumbered Property:  The property that is encumbered by a Lien.
          -------------------

          Foreclosure Exercise Notice:  A notice from Holder to Owner and Lender
          ---------------------------
stating that Holder elects to buy (i) the Secured Obligation in accordance with this Section 12, (ii) the Real Estate in accordance with this Section 12, or
(iii) both the Secured Obligation and the Real Estate in accordance with this
Section 12.

          Foreclosure Purchase Right:  The right to buy (i) the Secured
          --------------------------
Obligation in accordance with this Section 12, (ii) the Real Estate in accordance with this Section 12, or (iii) both the Secured Obligation and the Real Estate in accordance with this Section 12.

          Foreclosure Sale:  A foreclosure, execution, or other lien-enforcement
          ----------------
sale.

          Lender:  A person for whose benefit a particular Lien exists. "Lender"
          ------
includes, without limitation, (i) the beneficiary under a deed of trust, (ii) a mortgagee, and (iii) a judgment lien holder.

          Lender's Title Policy:  Lender's policy of title insurance insuring
          ---------------------
its interest with respect to the Lien.

          Lien:  A lien that (i) encumbers an interest in the Real Estate, (ii)
          ----
secures a monetary obligation, and (iii) is junior to Holder's rights under this Agreement.

          Lien Enforcement Notice:  A notice from Lender to Holder notifying
          -----------------------
Holder of Lender's intent to enforce its Lien. The Lien Enforcement Notice must include (i) a copy of the recorded lien document, (ii) a copy of the promissory note or other document evidencing the Secured Obligation, (iii) a current preliminary title report contemplating the issuance of an Assignment Endorsement, together with legible copies of all recorded documents referenced in the report, (iv) a statement of the amount of the unpaid balance of the Secured Obligation, (v) a description of the Loan Default, (vi) an itemization of the portion of the unpaid balance of the Secured Obligation that is in default, (vii) an itemization of the Default Amounts, and (viii) a statement of any Accelerated Amount.

          Loan Default:  The breach for which Lender intends to foreclose its
          ------------
Lien.

          Reinstatement Amount:  The unpaid balance of the Secured Obligation
          --------------------
reduced by (i) the Accelerated Amount and (ii) the Default Amounts.

          Secured Obligation:  The monetary obligation secured by a Lien.
          ------------------

          12.2  Coverage of this Section 12.  The provisions of this Section 12
                ---------------------------
will apply with respect to each Lien and to each Lender who holds a Lien.

          12.3  Lender's Lien Enforcement Notice to Holder.  Before Lender
                ------------------------------------------
begins enforcement of its Lien (whether by private power of sale, judicial foreclosure, or otherwise), Lender shall send a Lien Enforcement Notice to Holder.

          12.4  Holder's Right to Buy.  Before Lender begins enforcement of its
                ---------------------
Lien, Holder will have the Foreclosure Purchase Right.

          12.5  Holder's Exercise Notice to Owner and Lender.  If Holder wishes
                --------------------------------------------
to exercise the Foreclosure Purchase Right, Holder must send a Foreclosure Exercise Notice to Owner and Lender within 25 days after Holder actually receives the Lien Enforcement Notice.

          12.6  Holder's Purchase of Real Estate.  If Holder exercises the
                --------------------------------
Foreclosure Purchase Right with respect to the Real Estate, the Foreclosure Purchase Right will include the right to buy the Real Estate and all improvements on or under the Real Estate, together with all or any portion of the following that Holder wishes to buy and in which Owner holds an interest:
(i) Any Larger Parcel, (ii) any Adjacent Parcel, (iii) the improvements on or under any Larger Parcel or Adjacent Parcel that Holder elects to buy, and (iv) all Business Property used in the operation of any business conducted on the real property that Holder intends to buy.

          12.7  Holder's Purchase of Secured Obligation.  If Holder elects to
                ---------------------------------------
buy the Secured Obligation, then within 20 days after the date of the Foreclosure Exercise Notice, Holder shall buy from Lender, and Lender shall sell to Holder, the Secured Obligation and all of Lender's rights in connection with the Secured Obligation. The purchase price will be equal to the Basic Loan Balance as of the date of the closing of the purchase and sale transaction. If Holder wishes, the purchase and sale transaction will occur through an escrow with a title insurance company acceptable to Holder. At the closing of the transaction, (i) Holder shall pay the purchase price to Lender in readily available funds; (ii) Lender shall deliver to holder (A) any promissory note evidencing the Secured Obligation, endorsed by Lender to Holder or Holder's nominee, (B) a recordable assignment of the Lien, signed and acknowledged by Lender, (C) the original of Lender's Title Policy, and (D) the Assignment Endorsement issued by the title insurance company that issued Lender's Title Policy; and (iii) Holder and Lender shall sign, acknowledge, and deliver any other documents necessary or appropriate to consummate the transaction. The Assignment Endorsement must insure Holder against loss or damage sustained be reason of lack of priority of the Lien over defects, liens, or encumbrances other than those shown in Lender's Title Policy and those that Holder approves in its sole discretion.

          12.8  Holder's Purchase of Elected Property.  If Holder elects to buy
                -------------------------------------
the Elected Property, the purchase and sale transaction will be consummated in accordance with the procedures described in Section 7. Holder will have a period of time to close the purchase of the Elected Property that is equal to the longer of (i) 60 days after the opening of Escrow, (ii) 15 days after Holder receives the last Appraisal Report that may be required under Section 6.3, or
(iii) the date on which Holder receives notice from the applicable governmental authority that the authority has transferred to Holder (or an affiliate of Holder) any Alcoholic Beverage License that is included in the Elected Property.

          12.9  Purchase Price for Elected Property; Reduction and Credits.  The
                ----------------------------------------------------------
purchase price for the Elected Property will be equal to 80% of the fair market value of the Elected Property, as agreed to by Owner and Holder or, failing their agreement, as determined in accordance with Section 6. But the purchase price will be reduced by the total costs (including attorneys' fees) that Holder incurs in connection with the purchase and sale of the Elected Property, to the extent that those costs exceed the costs that Holder would have incurred if Holder had purchased the Elected Property after Holder's exercise of the Right with respect to a Tendered Agreement for Owner's sale of the Elected Property. If Holder elects to buy the Elected Property subject to the Lien that was the subject of the Lien Enforcement Notice, Holder will receive a credit against the purchase price for the Basic Loan Balance as of the date that Escrow closes. If Holder elects to buy the Elected Property subject to a lien that secures a monetary obligation other than the Secured Obligation that was the subject of the Lien Enforcement Notice, Holder will receive a credit against the purchase price for the unpaid balance of that monetary obligation as of the date that Escrow closes.

          12.10  Buying Subject to the Lien.  If Holder elects to buy the Real
                 --------------------------
Estate in accordance with this Section 12, Holder may buy the Real Estate subject to the Lien and without assuming the obligations secured by the Lien. Additionally, any person who later buys the Real Estate from Holder may buy the Real Estate subject to the Lien and without assuming the obligations secured by the Lien.

          12.11  Reinstating the Secured Obligation.  If Holder becomes the
                 ----------------------------------
owner of the Real Estate in accordance with this Section 12, Holder may reinstate the Secured Obligation within 30 days after Holder becomes the owner of the Real Estate by paying the Reinstatement Amount as of the reinstatement date. Within seven days after the reinstatement date, Lender shall credit the unpaid balance of the Secured Obligation by the Default Amounts.

     12.12  No Prepayment Penalty.  At any time after Holder reinstates the
            ---------------------
Secured Obligation, Holder or any person who later buys the Real Estate from Holder may prepay all or any portion of the unpaid balance of the Secured Obligation without the imposition of a prepayment penalty.

     12.13  Lender's Transfer Rights; New Lien Enforcement Notice.  If Holder
            -----------------------------------------------------
does not exercise the Foreclosure Purchase Right, Lender may proceed with the enforcement of the Lien and (i) sell the Encumbered Property to a third party at a Foreclosure Sale, (ii) buy the Encumbered Property by a credit bid at the Foreclosure Sale, or (iii) accept a deed conveying the Encumbered Property in lieu of foreclosure, in each case without the requirement of making a further offer of the Encumbered Property to Holder. But if, within one year after Holder actually received the Lien Enforcement Notice, Lender's enforcement of the Lien has not been completed or Lender has not accepted a deed in lieu of foreclosure, Lender must give a new Lien Enforcement Notice to Holder before completing the enforcement of the Lien or accepting a deed in lieu of foreclosure.

     12.14  Holder's Rights Bind Foreclosure Purchaser.  If Holder does not
            ------------------------------------------
exercise the Foreclosure Purchase Right and (i) Lender or a third party buys the Encumbered Property at the Foreclosure Sale or (ii) Lender accepts a deed conveying the Encumbered Property in lieu of foreclosure, the new owner of the Encumbered Property will acquire the Real Estate subject to Holder's rights under this Agreement, which will continue with respect to each future intended transfer of an Offered Parcel by any owner or tenant of the Real Estate.

                              GENERAL PROVISIONS
                              ------------------

     G1.  Notices.  Notices relating to this Agreement must be in writing and
          -------
sent to
the addresses set forth below in this Section G1. But a party may change its address for notices by giving notice as required by this Section G1. A written notice will be considered given (i) when personally delivered, (ii) two business days after deposit in the United States Mail as first class mail, certified or registered, return receipt requested, with postage prepaid, (iii) one business day after deposit with a reputable overnight delivery service for next business day delivery, or (iv) on the business day of successful transmission by electronic facsimile. The parties' addresses for notices are as follows:

     To Holder:  Atlantic Richfield Company
                 4 Centerpointe Drive, LPR 6-184
                 La Palma, California 90623-1066
                 Attn: Manager, Real Estate and Dealer Acquisitions

                 Facsimile: (714) 670-5439
     To Owner:   LLO-Gas, Inc.
                 23805 Stuart Ranch Road, Suite 265
                 Malibu, California 90265
                 Attn: John D. Castellucci

                 Facsimile: (310) 456-6094

     G2.  Further Acts.  Owner and Holder each shall do everything that the
          ------------
other reasonably requests to carry out the purpose of this Agreement.

     G3.  Successors and Assigns.  The rights and obligations under this
          ----------------------
Agreement bind and benefit the respective successors and assigns of Owner and Holder. For example, the covenants and obligations of Owner contained in this Agreement will bind each future owner or tenant of all or part of the Real Estate; and each of those persons will be considered "Owner" under this Agreement with respect to the applicable part of the Real Estate while that person is the owner or tenant.

     G4.  Time of Essence: Business Day Dates.  Time is of the essence of each
          -----------------------------------
provision of this Agreement in which time is a factor. In this Agreement, the term "business day" means days other than Saturdays, Sundays, and holidays observed by the United States or the State of California. If the date by which an event is to occur under this Agreement falls on a day that is not a business day, the event may occur on the next business day.

     G5.  Uncontrollable Events.  The date by which a party is to perform an
          ---------------------
obligation (other than the payment of money) under this Agreement will be extended for the period during which the party is prevented from performing by an event beyond its reasonable control (including, without limitation, acts of God, work stoppage, riots, and other similar events) (an "Uncontrollable Event"). If (i) a party who has the right to exercise a right under this Agreement has not done so by the last date allowed under this Agreement and (ii) on that date, the party is prevented from exercising the right due to an Uncontrollable Event, the date will be extended until the third business day after the Uncontrollable Event ends.

     G6.  Entire Agreement; Modification; Waiver.  This Agreement (including any
          --------------------------------------
attached Exhibits) contains the entire agreement between Owner and Holder with respect to the Right granted under this Agreement. Any modification of this Agreement must be in writing and signed by Owner and Holder. Any waiver of a provision of this Agreement by Owner or Holder must be in writing.

     G7.  Governing Law.  The internal laws of the State of California govern
          -------------
this Agreement.

     G8.  Interpretation.  The captions appearing in this Agreement are for
          --------------
convenience of reference only, and they do not affect the meanings of the provisions of this Agreement. In this Agreement, each gender includes the other genders. Words in the singular include the plural and vice versa, when appropriate. The word "person" includes natural individuals and all other entities. The word "cost" includes any cost or expense. The word "term" includes any covenant, condition, representation, warranty, or other provision that is part of an agreement. Whenever a provision of this Agreement requires Owner or Holder to perform an act, that person must do so at its sole cost (unless otherwise stated in connection with that provision).

     G9.  Attorneys' Fees.  If a dispute arises with respect to this Agreement
          ---------------
and if Holder prevails in the dispute, then Holder will be entitled to recover from Owner the reasonable costs and expenses that Holder incurred in enforcing its rights under this Agreement, including reasonable attorneys' fees:

                                    OWNER:

                                    LLO-GAS, INC.,
                                    a Delaware corporation



                                    By:  /s/ John Castellucci
                                         -------------------------------------
                                         John D. Castellucci
                                         President


(ATTACH NOTARY ACKNOWLEDGMENT)

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
================================================================================

STATE OF CALIFORNIA
         ----------
COUNTY OF ORANGE
          ------

On    September 2, 1999    before me,                            M. Bird, Notary Public
      --------------------             ------------------------------------------------------------------
                                       NAME, TITLE OF OFFICER -E.G., "JANE DOE", NOTARY PUBLIC

personally appeared          John D. Castellucci,
                     ------------------------------------------------------------------------------------


[X] personally known to me to be the person whose name is subscribed to the within
[SEAL]                     instrument and acknowledged to me that he executed the
                           same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


                           WITNESS my hand and official seal.

                                     /s/   M. Bird
                           -----------------------------------------------------------------------------
                                                        SIGNATURE OF NOTARY

===========================OPTIONAL=============================================
Though the data is not required by law, it may prove valuable to persons relying on the document and could prevent the fraudulent reattachment of this form

[_]  INDIVIDUAL
[X]  CORPORATE OFFICER

     President                           Right of First Refusal Agreement
     ---------                           --------------------------------
                                            TITLE OR TYPE OF DOCUMENTS
PARTNER(S)       [_] LIMITED
                   [_] GENERAL

[_] ATTORNEY-IN-FACT                     --------------------
[_] TRUSTEE(S)                              NUMBER OF PAGES
[_] GUARDIAN/CONSERVATOR
[_] OTHER                                   September 2, 1999
                                         --------------------------------
                                            DATE OF DOCUMENTS

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

  LLO-Gas, Inc., a Delaware corporation           None
---------------------------------------  --------------------------------
                                         SIGNER(S) OTHER THAN NAMED ABOVE

                     LEGAL DESCRIPTION OF THE REAL ESTATE


                 (See Exhibit "A" following this cover sheet.)








                                  EXHIBIT "A"

                               LEGAL DESCRIPTION


That portion of the West half of Section 14, Township 3 South, Range 4 East, San Bernardino Base and Meridian, in the County of Riverside, State of California, according to the official plat thereof, described as follows:

Beginning at the most Southerly corner of that property described in deed to Shell Oil Company recorded August 25, 1964 as Instrument No. 104165, Official Records, said corner being on the East line of that property as Parcel A in Deed to the State of California, recorded October 18, 1955 as Instrument No. 66635, Official Records;

thence South 00 degrees 14'00" West on the East line of the Parcel conveyed to the State of California above referred to 4.49 feet to a point on the Northeasterly line of that certain Parcel conveyed to the State of California by Deed recorded January 12, 1966 as Instrument No. 3948, Official Records;

thence South 45 degrees 12'51" East on the Northeasterly line of said Parcel,
384.19 feet;

thence North 00 degrees 14'00" East parallel with the East line of the Shell Oil Company property 471.54 feet;

thence North 89 degrees 46'00" West, 273.78 feet to the East line of the Shell Oil Company property;

thence 00 degrees 14'00" West on the East line of said Shell Oil Company property, 197.52 feet to the point of beginning.

                                  Page 1 of 1